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                                  EXHIBIT 23.1

                        CONSENT OF ARTHUR ANDERSEN LLP,
                    INDEPENDENT AUDITORS FOR THE REGISTRANT
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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1996, incorporated by reference in TriCo Bancshares' Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

San Francisco, California
July 19, 1996